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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 5, 1996
                Date of Report (Date of Earliest Event Reported)


                               EAGLE FINANCE CORP.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


0-24286                                                36-2464365
(Commission                                            (IRS Employer
File Number)                                           Identification No.)



                             1425 TRI-STATE PARKWAY
                                    SUITE 140
                          GURNEE, ILLINOIS  60031-4060
               (Address of principal executive offices)(Zip code)

                                 (847) 855-7150
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On Wednesday, June 5, 1996, Eagle Finance Corp., a Delaware corporation (the "Company"), announced its appointment of Robert J. Braasch as President of the Company and Ronald B. Clonts as Vice Chairman of the Company, effective July 1, 1996. Mr. Braasch is currently Senior Vice President and Chief Financial Officer. He will continue to serve as Chief Financial Officer after July 1, 1996. Mr. Clonts is currently the President of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99  Press release issued by the Company announcing appointment of President.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EAGLE FINANCE CORP.,
                                   a Delaware corporation


Date:   June 12, 1996              By:  /s/ Robert J. Braasch
                                        -------------------------
                                        Robert J. Braasch
                                        Chief Financial Officer,
                                        Senior Vice President